SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                      DEVELOPED TECHNOLOGY RESOURCE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:


                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                        12800 WHITEWATER DRIVE, SUITE 170
                           MINNETONKA, MINNESOTA 55343

                              ---------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1997


To the Shareholders of
Developed Technology Resource, Inc.

         The Annual Meeting of the Shareholders of Developed Technology Resource, Inc. (the "Company" or "DTR"), will be held on Thursday, April 24, 1997, at 4 p.m. Minneapolis Time, at the offices of Lurie, Besikof, Lapidus & Co., LLP, 2501 Wayzata Boulevard, Minneapolis, MN 55405, for the following purposes:

1. To elect three directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

2. To approve the Amendment dated September 30, 1996, to the 1992 Stock Option Plan.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 7, 1997, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

         A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                       By Order of the Board of Directors



                                       John P. Hupp
                                       Secretary and President

Minnetonka, Minnesota U.S.A.
February 26, 1997

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.
                         PLEASE MAIL YOUR PROXY PROMPTLY



                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                        12800 WHITEWATER DRIVE, SUITE 170
                           MINNETONKA, MINNESOTA 55343
                            TELEPHONE (612) 938-7080
                              ---------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 1997
                              ---------------------

                               GENERAL INFORMATION

         This proxy statement is furnished to shareholders by the Board of Directors of Developed Technology Resource, Inc. (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Thursday, April 24, 1997, at 4:00 pm at Lurie, Besikof, Lapidus & Co., LLP, 2501 Wayzata Boulevard, Minneapolis, MN 55405, and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

         Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting to elect as directors the three nominees listed thereon. This proxy statement and the enclosed proxy are being mailed to the shareholders of Developed Technology Resource, Inc. on or about March 24, 1997.

         The Company will be providing without charge to each stockholder a copy of the Annual Report on Form 10-KSB for the fiscal year ended October 31, 1996, including the financial statements and schedules thereto, filed with the Securities and Exchange Commission, and this proxy in March. If a stockholder requests copies of any exhibits of such Form 10-KSB, the Company may require the payment of a fee covering its reasonable expenses. A written request should be addressed to the Company at the address shown above.

         The cost of soliciting proxies, including their preparation, assembly, and mailing, will be borne by the Company. In addition to the solicitation of proxies by use of the U.S. Postal Service, certain officers and regular employees who will receive no extra compensation for their services may solicit proxies in person or by telephone or facsimile. The Company may reimburse brokerage firms and others for expenses in forwarding solicitation materials to the beneficial owners of Common Stock.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on January 31, 1997, there were outstanding 790,820 shares of Common Stock, par value $.01 per share, which is the only outstanding class of stock of the Company. Each share is entitled to one vote. As provided in the Articles of Incorporation of the Company, there is no right of cumulative voting. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Annual Meeting either in person or by proxy.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions on any matter (or a "withhold authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.



                           PRINCIPAL SHAREHOLDERS AND
                             OWNERSHIP OF MANAGEMENT

         The following table contains information as of January 31, 1997, concerning the beneficial ownership of the Company's Common Stock by persons known to the Company to beneficially own more than 5% of the Common Stock, by each director, by each executive officer named in the Summary Compensation Table, and by all current and nominated directors and executive officers as a group. Shares reported as beneficially owned include those for which the named persons may exercise voting power or investment power, and all shares owned by persons having sole voting and investment power over such shares unless otherwise noted. The number of shares reported as beneficially owned by each person as of January 31, 1997, includes the number of shares that such person has the right to acquire within 60 days of that date, such as through the exercise of stock options or warrants that are exercisable within that period.

    NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES OWNED*                 PERCENTAGE OWNED
    ------------------------------------                   -------------                 ----------------


    Vladimir Drits                                           70,252(2)                       8.4%
    11901 Meadow Lane West
    Minnetonka, MN  55305

    Peter L. Hauser                                          26,001(3)(4)(5)                 3.0%
    2820 IDS Tower
    Minneapolis, MN  55402

    Roger W. Schnobrich                                      19,034(5)                       2.3%
    222 South Ninth Street
    Suite 3300
    Minneapolis, MN  55402

    John P. Hupp(1)                                           4,583(6)                       *

    All current directors and officers as a group            49,619(7)                       5.7%
    (3 people)

*        Less than 1% of total shares outstanding.
-----------

(1) The named person's address is 12800 Whitewater Drive, Suite 170, Minnetonka, Minnesota 55343.

(2) Includes 23,333 shares of Commom Stock gifted by Mr. Drits to his spouse and children, and presntly exercisable options under the the Company's 1992 Stock Option Plan for the purchase of 833 shares.

(3) Includes presently exercisable warrants for the purchase of 9,167 shares issued in 1992 under terms of a bridge loan agreement.

(4) Includes presently exercisable warrants for the purchase of 13,500 shares issued in 1993 under terms of the Company's initial public offering.

(5) Includes presently exercisable options for the purchase of 3,334 shares issued under terms of the 1993 Outside Directors Stock Option Plan.

(6) Includes presently exercisable options for the purchase of 4,583 shares issued under terms of the Developed Technology Resource, Inc. 1992 Stock Option Plan. 8,333 exercisable option were replaced under a new employment agreement dated September 30, 1996.

(7) Includes presently exercisable options for the purchase of 11,252 shares and presently exercisable warrants for the purchase of 22,667 shares.



                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the shareholders, subject to increase by the Board of Directors. The Board is authorized to fill vacancies resulting from increases in the size of the Board or otherwise. Currently there are three directors.

         The Board of Directors has nominated for election the three persons named below. Unless authority is withheld, the proxies will be voted FOR these nominees to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have been qualified. If any one of the nominees is unable to serve as a director by reason of death, incapacity, or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors, but in no event will proxies be voted for more than three nominees. The Board of Directors is unaware of any reason why the nominees would not be available for election or, if elected, would not be able to serve.


DIRECTORS AND NOMINEES

         The names of the nominees and certain information about them are set forth below:


                 NAME                 AGE                 PRINCIPAL OCCUPATION                   DIRECTOR SINCE
                 ----                 ---                 --------------------                   --------------

    Peter L. Hauser(1)(2)(3)           55    Vice President and Principal of Equity                   1993
                                             Securities Trading Co., Inc.

    John P. Hupp                       37    President and Secretary of the Company                   1996

    Roger W. Schnobrich(1)(2)          67    Attorney, Popham, Haik, Schnobrich & Kaufman,            1993
                                             Ltd.


-----------

(1)      Member of the Compensation Committee.

(2)      Member of the Audit Committee.

(3) Pursuant to an Underwriting Agreement dated April 23, 1993 between the Company and Equity Securities Trading Co., Inc. ("Equity Securities"), in connection with the Company's initial public offering, the Company granted Equity Securities the right until April 1998 to nominate one member who is reasonably satisfactory to the Company for election to the Company's Board of Directors. While maintaining the right to do so in the future, Equity Securities has not exercised its right to nominate a member to the board for this election.

         Each nominee, if elected, will serve until the 1998 Annual Meeting of Shareholders and until a successor has been elected and duly qualified or until the director's earlier resignation or removal.

         Mr. Hauser has been a director of the Company since October of 1993. Since 1977, he has been employed by Equity Securities Trading Co., Inc., a Minneapolis-based brokerage firm, and is currently a vice president and principal.

         Mr. Hupp has been the Company's President since June, 1995, Secretary since July 1994, and was Director of Legal Affairs from July, 1993 to June, 1995. From June 1992 until June 1993, Mr. Hupp was President of Magellan International Ltd., which marketed on-line and hard-copy information for a Russian information company. From March to June 1992, he served as Of Counsel for the law firm of Hale & Dorr, establishing the firm's Moscow office. His work included negotiating and establishing joint ventures for clients. From September 1990 to January 1992, Mr. Hupp was Senior Project Manager and Corporate Counsel with Management Partnership International, Ltd. (MPI). Prior to his work at MPI, Mr. Hupp was a trial lawyer for the firms Bollinger & Ruberry and Pretzel & Stouffer in Chicago for six years. Mr. Hupp received a J.D. Degree from the University of Illinois College of Law and a B.A. degrees in Russian Area Studies and Political Science. Mr. Hupp has extensive language training from the Leningrad State University in St. Petersburg, Russia.

         Mr. Schnobrich has been a director of the Company since October of 1993. He is a shareholder and attorney with Popham, Haik, Schnobrich & Kaufman, Ltd., a Minneapolis-based law firm which he co-founded in 1960 and which serves as legal counsel to the Company. He also serves as a director of Rochester Medical Corporation, a company that develops, manufactures and markets improved, latex free, disposable urological catheters.

         Each Executive Officer of the Company is elected or appointed by the Board of Directors of the Company and holds office until his successor is elected, or until the earlier of his death, resignation or removal.

         The information given in this Proxy Statement concerning the Directors is based upon statements made or confirmed to the Company by or on behalf of such Directors, except to the extent that such information appears in its records.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.

MEETINGS OF THE BOARD AND COMMITTEES

         The Board of Directors held four meetings during fiscal 1996 and adopted certain resolutions by written minutes of action. All of the meetings were attended by all directors. The Audit Committee is responsible for reviewing the services rendered by the Company's independent auditors and the accounting standards and principles followed by the Company. The Audit Committee held one meeting during fiscal 1996, which was attended by all Committee members. The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the salaries and compensation of the Company's executive officers. The Compensation Committee met several times during fiscal 1996.


CERTAIN TRANSACTIONS

         The law firm of Pophaim Haik Schnobrich & Kaufman Ltd., provides legal services to the Company. Roger Schnobrich, a director of the Company, is a shareholder in the firm.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's Officers and Directors, and persons who own more than 10 percent of the registered class of the Company's equity securities to file reports of ownership on Forms 3, 4, and 5 with the SEC. Officers, Directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its Executive Officers, Directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1996.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the cash and noncash compensation for fiscal years 1996, 1995, and 1994 awarded to or earned by the Chief Executive Officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                               ANNUAL COMPENSATION
                                                    ------------------------------------------          LONG-TERM
                                       FISCAL                                    OTHER ANNUAL          COMPENSATION
                                       YEAR          SALARY          BONUS       COMPENSATION         AWARDS/OPTIONS
NAME AND PRINCIPAL POSITION            ENDED           ($)            ($)             ($)                   (#)
---------------------------          ---------      ---------       -------      -------------         -------------

John P. Hupp, President and             1996          75,000         none             none             250,000(3)
Secretary (1)                           1995          65,967         none             none               8,333(2)
                                        1994          60,342         none             none               1,667

-----------

(1) Mr. Hupp became President on June 16, 1995. Beginning June 15, 1993, as the Company's Director of Legal Affairs, Mr. Hupp began to receive a full-time salary of $5,000 per month. Effective June 16, 1995, on assuming the position of President, his salary was increased to $6,250 per month.

(2) Mr. Hupp was issued an option for the purchase of 8,333 shares (adjusted for stock split) on June 15 under terms of his employment agreement. These options were replaced under the new employment agreement dated September 30, 1996.

(3) Under the Amendment dated September 30, 1996 to the 1992 Stock Option Plan, Mr. Hupp was issued an option to purchase 250,000 shares. This amendment requires approval by the shareholders.


OPTION GRANTS DURING FISCAL 1996

                  On September 30, 1996, the 1992 Stock Option Plan was amended to increase the number of reserved shares of common stock from 200,000 to 600,000 shares. As required by Code Section 422 and the Plan, the foregoing amendment requires approval by the shareholders.

                  As a result of this amendment, Mr. John Hupp, President, and Mr. Erlan Sagadiev, General Director of DTR's Kazakhstan subsidiary, were each granted an incentive stock option to purchase 250,000 shares of common stock of the Company, par value one cent per share, at $1.00 per share pursuant to the terms of their Employment Agreement effective September 30, 1996. An Amendment to the Stock Option grant was made on December 11, 1996, whereby the option price was adjusted to $1.22 per share.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)
                      Number of            Percent of Total
                      Securities           Options/SARs
                      Underlying           Granted to          Exercise or
                      Options/SARs         Employees in        Base Price       Expiration
Name                  Granted (#)          Fiscal Year         ($)              Date
John P. Hupp          250,000                 50%                $1.22           9/29/06




AGGREGATED OPTION EXERCISES: LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table summarizes for the named executive officer the number of stock options exercised during the fiscal year ended October 31, 1996, the aggregate dollar value realized upon exercise, the total number of unexercised options held at October 31, 1996 and the aggregate dollar value of in-the-money unexercised options held at October 31, 1996. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of Unexercised In-the-Money Options at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on October 31, 1996 which was $1 1/2 per share.

  AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION VALUES
  ----------------------------------------------------------------------------



                                                  NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED IN-THE-
                                                       OPTIONS AT                    MONEY OPTIONS AT
 NAME AND          SHARES                          OCTOBER 31, 1996 (#)            OCTOBER 31, 1996 ($)
 PRINCIPAL        ACQUIRED ON      VALUE           --------------------            --------------------
 POSITION         EXERCISE       REALIZED        EXERCISABLE UNEXERCISABLE       EXERCISABLE UNEXERCISABLE
 ---------       -----------     --------        ----------- -------------       ----------- -------------
John P. Hupp,       None            None          4,583          250,417(1)           None        None
 President


      (1) Includes 250,000 options granted under September 30, 1996 employment agreement (see discussion below).

EMPLOYMENT AGREEMENTS

         Mr. Hupp's original employment agreement dated June 1, 1995 was amended on September 30, 1996. The new employment agreement provides for compensation and standard employee benefits during the employment term, and a lump sum payment equal to 90 days salary if the Agreement is terminated by the Company without cause. Under terms of the Agreement, Mr. Hupp will devote his best efforts to the performance of his duties, and agrees to certain restrictions related to participation in activities felt to conflict with the best interests of the Company.

         In addition to cash compensation, Mr. Hupp's employment agreement also provides for an incentive stock option to purchase 250,000 shares of common stock of the Company, par value one cent per share at the option price of $1.22 per share. 50,000 shares are exercisable per year commencing September 30, 1997. The agreement also outlines the exercise of options upon termination of employment and death. The incentive stock options that were awarded as part of Mr. Hupp's previous employment agreement were cancelled.

         A similar employment agreement was made with Erlan Sagadiev. The new employment agreement provides for compensation and standard employee benefits during the employment term, and a lump sum payment equal to 90 days salary if the Agreement is terminated by the Company without cause. Under terms of the Agreement, Mr. Sagadiev will devote his best efforts to the performance of his duties, and agrees to certain restrictions related to participation in activities felt to conflict with the best interests of the Company.

         In addition to cash compensation, Mr. Sagadiev's employment agreement also provides for an incentive stock option to purchase 250,000 shares of common stock of the Company, par value one cent per share at the option price of $1.22 per share. 50,000 shares are exercisable per year commencing September 30, 1997. The agreement also outlines the exercise of options upon termination of employment and death.

COMPENSATION OF DIRECTORS

         No director who is also an employee of the Company received any separate compensation for services as a director.

         The non-employee directors of the Company include Messrs. Hauser and Schnobrich. During fiscal 1996 non-employee directors received no cash compensation for their services as a director or committee member. Non-employee directors receive stock options as described below under "1993 Outside Directors Stock Option Plan." Mr. Schnobrich is an attorney with Popham, Haik, Schnobrich & Kaufman, Ltd., which serves as counsel for the Company and which receives payment of legal fees for such services.

         Non-employee directors each receive an automatic grant of options to purchase 1,667 shares of the Company's Common Stock under the Developed Technology Resource, Inc. 1993 Outside Directors Stock Option Plan (the "1993 Plan"), which was approved by the Company's shareholders at the Annual Meeting held on March 8, 1994.

         The 1993 Plan provides for the grant of stock options under a predetermined formula only to directors who are not employees of the Company. Options granted under the 1993 Plan are not intended to and do not qualify as incentive stock options as described in Section 422 of the Internal Revenue Code. Options which expire, or are canceled or terminated without having been exercised, may be regranted to other outside directors under the 1993 Plan. When an outside director is appointed, elected, or re-elected to the Board, that person will be granted options for 1,667 shares under the 1993 Plan, effective on their next anniversary as a director at an exercise price equal to the fair market value on the date of grant. Options granted under the 1993 Plan first become exercisable one year and one day after the date of grant. If a person ceases to be a director, other than by removal for cause, for three months thereafter that person may exercise only that portion of the outstanding options that are exercisable at the time when that person ceases to be a director. If an outside director is removed for cause, all outstanding options granted to that person under the 1993 Plan immediately lapse.

         On April 23, 1996, Messrs. Schnobrich and Hauser were each granted three-year options for the purchase of 1,667 shares of the Company's Common Stock at an exercise price of $1.00 per share.

         It is the Company's intention to issue to each outside director an option for 1,667 shares of the Company's Common Stock under terms of the 1993 Outside Director's Stock Option Plan on election to the Board for the Company's 1997 annual meeting.


APPROVAL OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN

         The Developed Technology Resource, Inc. 1992 Stock Option Plan (the "1992 Plan"), which was approved by the Board of Directors effective August 5, 1992 and by the Company's shareholders on March 15, 1993, provides for the grant of options to purchase shares of the Company's Common Stock to employees and any other persons providing services to the Company. The Board of Directors has determined that outside directors who are eligible to participate under the 1993 Plan are not eligible to receive options under the 1992 Plan. A total of 66,667 shares (after adjustment for split) of Common Stock were reserved for issuance under the 1992 Plan. Presently, 833 shares (after adjustment for split) have been acquired on exercise of options, and options for 42,416 shares (after adjustment for split) are outstanding.

         On September 30, 1996, the board amended the plan, subject to shareholder approval, to increase the number of reserved shares to 600,000 so that substantial options may be granted to retain the services of and to provide adequate incentives to key executives following the restructuring of the Company. Coinciding with this amendment, Messrs. Hupp and Sagadiev were granted 250,000 options each. Options granted under the 1992 Plan may be either "incentive stock options" (as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or "non-qualified stock options" (options which do not qualify for special tax treatment). Only employees of the Company are eligible to receive incentive stock options under the 1992 Plan.

         The 1992 Plan as amended September 30, 1996, is administered by the Board of Directors of the Company, which designates the type of option to be granted, the number of options to be granted, the number of shares of Common Stock to be covered by each option (subject to a specified maximum number of shares of Common Stock which may be purchased under all options granted), the exercise price, the method of payment, the exercise period (up to ten years) and certain other terms. The exercise price for an incentive stock option may not be less than the fair market value, at the time the option is granted, of the stock subject to the option. The exercise price for an incentive stock option granted to any individual who owns stock, at the time of grant, possessing more than 10% of the voting power of the capital stock of the Company may not be less than 110% of such fair market value on the date of grant. No more than $100,000 of stock vesting during any calendar year will qualify for incentive stock option treatment. The exercise price for non-qualified options may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. Options granted under the 1992 Plan may be exercisable at such times as are determined by the Board of Directors or the committee. Options are nontransferable, other than by will or the laws of descent and distribution, and may be exercised only by the optionee while employed by the Company or within three months after termination of employment by resignation or one year following termination of employment resulting from death or disability. Options expire no later than ten years from the date of grant, provided that incentive stock options granted to employees owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company expire five or fewer years from the date of grant.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1992 STOCK OPTION AGREEMENT.



                  RELATIONSHIP OF CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors selects the independent certified public accountants for the Company each year. Lurie, Besikof, Lapidus & Co., LLP audited the Company's consolidated financial statements for the fiscal year ended October 31, 1996.

         Representatives of Lurie, Besikof, Lapidus & Co, LLP will attend the Annual Meeting, may make a statement if they so desire, and will be available to respond to appropriate questions. If possible, such questions should be submitted in writing to the Company at least 10 days prior to the Annual Meeting, at 12800 Whitewater Drive, Suite 170, Minnetonka, Minnesota 55343,
Attention: Mr. John P. Hupp, President.

         On April 23, 1996, Price Waterhouse, LLP ("PW") the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, declined to stand for re-election. PW's reports on the financial statements for the past two years do not contain an adverse opinion or disclaimer of opinion, and are not modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for the two most recent fiscal years and through April 23, 1996, there have been no disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PW would have caused them to make reference thereto in their report on the financial statements for such years. The decision to change accountants has been approved by the Board of Directors of the Company.

         On April 23, 1996 Lurie, Besikof, Lapidus & Co., LLP was appointed as the Company's new independent accountant to audit the Company's financial statements. During the two most recent fiscal years and through April 23, 1996, the Company has not, prior to engaging the new accountant, consulted the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or regarding the type of audit opinion that might be rendered on the Company's financial statements



                                 OTHER BUSINESS

         Management knows of no other matters that will be presented for consideration at the meeting. If any other matter properly comes before the meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.



                        PROPOSALS FOR 1998 ANNUAL MEETING

         Shareholders who intend to submit proposals for inclusion in the Company's 1998 Proxy Statement and Proxy for shareholder action at the 1998 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than December 24, 1997.

                                     By Order of the Board of Directors



                                     John P. Hupp
                                     PRESIDENT AND SECRETARY
March 17, 1997



                       DEVELOPED TECHNOLOGY RESOURCE, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints John P. Hupp or his appointee as proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Developed Technology Resource, Inc., to be held at 2501 Wayzata Boulevard, Minneapolis, Minnesota 55405 at 4:00 p.m. on Thursday, April 24, 1997, and at any adjournments thereof, and to vote all shares of stock of said Company standing in the name of the undersigned, as designated below, with all the powers which the undersigned would possess if personally at such meetings.

1. Election of Directors duly nominated: Peter L. Hauser, John P. Hupp, and Roger W. Schnobrich.

_______ FOR  _______ WITHHELD FOR ALL _______  WITHHELD FOR THE
                                                FOLLOWING ONLY
                                      (Write the nominee's name in space below):

--------------------------------------------------------------------------------

2.       Approval of the Amendment to the 1992 Stock Option Plan.

_______  FOR      _______  AGAINST

--------------------------------------------------------------------------------

3. The authority to vote, in their discretion, on all other business that may properly come before the meeting.

_______  GRANTED  _______  WITHHELD


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE GIVEN FOR VOTING ON THE MATTERS ABOVE, THIS PROXY WILL BE VOTED FOR item 1, electing all duly nominated Directors as listed, voted FOR item 2, approving the amendment, and GRANTED for item 3, granting the Directors authority to vote in their discretion on all other business coming before the meeting. Shareholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire. The undersigned has received the proxy statement dated February 26, 1997.


Dated _____________, 1997  ___________________________    ______________________
                                    Signature                   Print Name

Dated _____________, 1997  ___________________________    ______________________
                                    Signature                   Print Name

         Please sign exactly as name(s) appear(s) on this Proxy. If shares are registered in more than one name, the signatures of all persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating their title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in partnership name by authorized person.

      Please check as appropriate:
      _        I DO plan on attending the Annual Meeting of Shareholders.
      _        I DO NOT plan on attending the Annual Meeting of Shareholders.

                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY
          NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE.
         THIS PROXY MAY ALSO BE RETURNED VIA FACSIMILE TO 612/938-2319.